SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 10, 2004





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




        Missouri                        1-14756                  43-1723446
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits.

                  99.1 Press release regarding earnings for the twelve months ended December 31,2003, issued on February 10, 2004 by Ameren Corporation (the Registrant).


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 10, 2004, the Registrant issued a press release announcing its earnings for the twelve months ended December 31, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMEREN CORPORATION
                                           (Registrant)


                                        By         /s/ Martin J. Lyons
                                          --------------------------------------
                                        Name:          Martin J. Lyons
                                        Title:   Vice President and Controller
                                                 (Principal Accounting Officer)


Date:  February 10, 2003

                                  Exhibit Index
                                  -------------

Exhibit No.                       Description
-----------                       -----------

   99.1       - Press release regarding earnings for the twelve months ended
                December 31, 2003, issued on February 10, 2004 by Ameren Corporation.



                                                    AMEREN CORPORATION (AEE)
                                              CONSOLIDATED OPERATING STATISTICS


                                                       Three Months Ended                      Twelve Months Ended
                                                           December 31,                            December 31,
                                                    ---------------------------             -------------------------
                                                          2003             2002               2003             2002
                                                    ---------------------------             -------------------------

Electric Sales - KWH (in millions):
       Residential                                       3,967            3,845             17,673           16,704
       Commercial                                        4,650            3,991             18,821           17,224
       Industrial                                        4,510            2,994             17,685           12,442
       Wholesale                                         2,099            2,280              8,770            8,936
       Other                                                83               75                309              280
                                                    --------------   --------------     --------------     -----------
         Native                                         15,309           13,185             63,258           55,586
       Interchange                                       2,702            1,610              9,268            8,165
       EEI                                               1,182            1,460              5,255            6,588
                                                    --------------   --------------     --------------     -----------
         Total                                          19,193           16,255             77,781           70,339

Electric Revenues - (in millions):
       Residential                                       $ 240            $ 228            $ 1,247          $ 1,202
       Commercial                                          234              200              1,115            1,024
       Industrial                                          175              111                733              511
       Wholesale                                            68               72                295              291
       Other                                                 6                6                 25               23
                                                    --------------   --------------     --------------     -----------
         Native                                            723              617              3,415            3,051
       Interchange                                          74               43                295              200
       EEI                                                  23               29                134              185
       Other                                                27               19                 93               84
                                                    --------------   --------------     --------------     -----------
         Total                                             847              708              3,937            3,520

Power Supply  (%):
      Fossil                                              78.3             78.9               77.5             74.3
      Nuclear                                             12.2             12.4               11.9             12.4
      Hydro                                                0.8              1.1                0.9              1.7
      Purchased                                            8.7              7.6                9.7             11.6

Fuel Cost per KWH (cents)                                1.074            0.975              1.079            1.015
Gas Sales - MMBTU (in thousands)                        21,695           13,507             72,440           39,325

                                                  December 31,      December 31,
                                                          2003             2002
                                              ----------------   ---------------
Common Stock:
       Shares outstanding (in millions)                  162.9            154.1
       Book value per share                             $26.73           $24.94

Capitalization Ratios:
       Common equity                                     47.5%            51.6%
       Preferred stock                                    2.0%             2.6%
       Debt, net of cash                                 50.5%            45.8%




                                               AMEREN CORPORATION (AEE)
                                              CONSOLIDATED BALANCE SHEET
                                               (Unaudited, in millions)

                                                                                           December 31,      December 31,
                                                                                               2003              2002
------------------------------------------------------------------------------------------------------------------------------------

                                ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents                                                                 $ 111            $ 628
        Accounts receivable - trade                                                                 326              266
        Unbilled revenue                                                                            221              176
        Miscellaneous accounts and notes receivable                                                 126               44
        Materials and supplies, at average cost                                                     487              299
        Other current assets                                                                         46               39
                                                                                    ------------------- -----------------
           Total current assets                                                                   1,317            1,452
                                                                                    ------------------- ----------------
Property and Plant, net                                                                          10,917            8,840
Investments and Other Non-Current Assets:
        Investments                                                                                 164               38
        Nuclear decommissioning trust fund                                                          212              172
        Goodwill and other intangibles, net                                                         664                -
        Other assets                                                                                320              307
                                                                                    ------------------- ----------------
           Total investments and other assets                                                     1,360              517
                                                                                    ------------------- ----------------
Regulatory Assets                                                                                   729              690
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                                   $ 14,323         $ 11,499
====================================================================================================================================

                 LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Current Liabilities:
        Current maturities of long-term debt                                                      $ 458            $ 339
        Short-term debt                                                                             161              271
        Accounts and wages payable                                                                  480              369
        Taxes accrued                                                                               103               45
        Other current liabilities                                                                   216              177
                                                                                    ------------------- ----------------
           Total current liabilities                                                              1,418            1,201
                                                                                    ------------------- ----------------
Long-term Debt, Net                                                                               4,109            3,433
Preferred Stock Subject to Mandatory Redemption                                                      21                -
Deferred Credits and Other Non-Current Liabilities:
        Accumulated deferred income taxes, net                                                    1,943            1,707
        Accumulated deferred investment tax credits                                                 151              149
        Regulatory liabilities                                                                      821              136
        Asset retirement obligations                                                                413              174
        Accrued pension and other post-retirement benefits                                          699              476
        Other deferred credits and liabilities                                                      190              173
                                                                                    ------------------- ----------------
           Total deferred credits and other liabilities                                           4,217            2,815
                                                                                    ------------------- ----------------
Preferred Stock Not Subject to Mandatory Redemption                                                 182              193
Minority Interest in Consolidated Subsidiaries                                                       22               15
Stockholders' Equity:
        Common stock                                                                                  2                2
        Other paid-in capital, principally premium on common stock                                2,552            2,203
        Retained earnings                                                                         1,853            1,739
        Accumulated other comprehensive income (loss)                                               (44)             (93)
        Other                                                                                        (9)              (9)
                                                                                    ------------------- ----------------
           Total stockholders' equity                                                             4,354            3,842
------------------------------------------------------------------------------------------------------- ----------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                     $ 14,323         $ 11,499
====================================================================================================================================


                                                       AMEREN CORPORATION (AEE)
                                                   CONSOLIDATED STATEMENT OF INCOME
                                          (Unaudited, in millions, except per share amounts)



                                                                                     Three Months Ended      Twelve Months Ended
                                                                                         December 31,             December 31,
                                                                                   ----------------------  -------------------------
                                                                                      2003        2002         2003        2002
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues:
------------------------------------------------------------------------------------------------------------------------------------
        Electric                                                                     $ 847       $ 708      $ 3,937     $ 3,520
        Gas                                                                            198         113          648         315
        Other                                                                            2           2            8           6
                                                                                    ------      ------      -------    ---------
           Total operating revenues                                                  1,047         823        4,593       3,841

Operating Expenses:
------------------------------------------------------------------------------------------------------------------------------------
        Fuel and purchased power                                                       252         170        1,055         825
        Gas purchased for resale                                                       141          69          457         198
        Other operations and maintenance                                               323         325        1,224       1,160
        Voluntary retirement and other restructuring charges                             -          92            -          92
        Coal contract settlement                                                         -           -          (51)          -
        Depreciation and amortization                                                  131         110          519         431
        Taxes other than income taxes                                                   61          51          299         262
                                                                                    ------      ------      -------    ---------
             Total operating expenses                                                  908         817        3,503       2,968
                                                                                    ------      ------      -------    ---------
Operating Income                                                                       139           6        1,090         873
------------------------------------------------------------------------------------------------------------------------------------

Other Income and (Deductions):
------------------------------------------------------------------------------------------------------------------------------------
          Miscellaneous income                                                          11           5           27          21
          Miscellaneous expense                                                         (8)         (4)         (22)        (50)
                                                                                    -------      ------      -------    ---------
             Total other income and (deductions)                                         3           1            5         (29)
                                                                                    -------      ------      -------    ---------

Interest Charges and Preferred Dividends:
------------------------------------------------------------------------------------------------------------------------------------
        Interest                                                                        73          56          277         214
        Preferred dividends of subsidiaries                                              3           2           11          11
                                                                                    -------      ------      -------    ---------
             Net interest charges and preferred dividends                               76          58          288         225
                                                                                    -------      ------      -------    ---------

Income Before Income Taxes and Cumulative Effect of Change in Accounting Principle      66         (51)         807         619
------------------------------------------------------------------------------------------------------------------------------------

Income Taxes                                                                            28         (19)         301         237
                                                                                    -------      ------      -------    ---------

Income Before Cumulative Effect of Change in Accounting Principle                       38         (32)         506         382
------------------------------------------------------------------------------------------------------------------------------------

Cumulative Effect of Change in Accounting Principle, Net of Income Taxes                 -           -           18           -
------------------------------------------------------------------------------------------------------------------------------------

Net Income                                                                            $ 38       $ (32)       $ 524       $ 382
====================================================================================================================================

Earnings per Common Share - Basic:
   Income before cumulative effect of change in accounting principle                $ 0.24     $ (0.20)      $ 3.14      $ 2.61
   Cumulative effect of change in accounting principle, net of income taxes              -           -         0.11           -
                                                                                    -------      ------      -------    ---------
   Net income                                                                       $ 0.24     $ (0.20)      $ 3.25      $ 2.61
====================================================================================================================================

Earnings per Common Share - Diluted:
   Income before cumulative effect of change in accounting principle                $ 0.24     $ (0.20)      $ 3.14      $ 2.60
   Cumulative effect of change in accounting principle, net of income taxes              -           -         0.11           -
                                                                                    -------      ------      -------    ---------
   Net income                                                                       $ 0.24     $ (0.20)      $ 3.25      $ 2.60
====================================================================================================================================

Average Common Shares Outstanding                                                    162.4       153.6        161.1       146.1
====================================================================================================================================



                                                   AMEREN CORPORATION (AEE)
                                             CONSOLIDATED STATEMENT OF CASH FLOWS
                                                   (Unaudited, in millions)


                                                                                                    Twelve Months Ended
                                                                                                        December 31,
                                                                                                 --------------------------
                                                                                                     2003          2002
---------------------------------------------------------------------------------------------------------------------------
Cash Flows From Operating Activities:
---------------------------------------------------------------------------------------------------------------------------
        Net income                                                                                  $ 524         $ 382
        Adjustments to reconcile net income to net cash
          provided by operating activities:
            Cumulative effect of change in accounting principle                                       (18)            -
            Depreciation and amortization                                                             519           431
            Amortization of nuclear fuel                                                               33            30
            Amortization of debt issuance costs and premium/discounts                                  10             8
            Deferred income taxes, net                                                                 12            74
            Deferred investment tax credits, net                                                      (11)           (9)
            Coal contract settlement                                                                  (36)            -
            Voluntary retirement and other restructuring charges                                        -            92
            Other                                                                                       5             8
            Changes in assets and liabilities, excluding the effects of the acquisitions:
                Receivables, net                                                                        6           (26)
                Materials and supplies                                                                (47)           (4)
                Accounts and wages payable                                                             (7)          (80)
                Taxes accrued                                                                          39            38
                Assets, other                                                                         (15)          (12)
                Liabilities, other                                                                     17           (99)
                                                                                                   --------       -------
Net cash provided by operating activities                                                            1,031          833

---------------------------------------------------------------------------------------------------------------------------

Cash Flows From Investing Activities:
---------------------------------------------------------------------------------------------------------------------------
        Construction expenditures                                                                     (682)        (787)
        Acquisitions, net of cash acquired                                                            (479)           -
        Nuclear fuel expenditures                                                                      (23)         (28)
        Other                                                                                            3           12
                                                                                                   --------       -------
Net cash used in investing activities                                                               (1,181)        (803)

---------------------------------------------------------------------------------------------------------------------------

Cash Flows From Financing Activities:
---------------------------------------------------------------------------------------------------------------------------
        Dividends on common stock                                                                     (410)        (376)
        Capital issuance costs                                                                         (14)         (35)
        Redemptions, Repurchases and Maturities -
            Nuclear fuel lease                                                                         (46)           -
            Short-term debt                                                                           (110)        (370)
            Long-term debt                                                                            (815)        (247)
            Preferred stock                                                                            (31)         (42)
        Issuances -
            Common stock                                                                               361          658
            Nuclear fuel lease                                                                           -           50
            Long-term debt                                                                             698          893
                                                                                                   --------       -------
Net cash provided by (used in) financing activities                                                   (367)         531

---------------------------------------------------------------------------------------------------------------------------
Net Change In Cash and Cash Equivalents                                                               (517)         561
Cash and Cash Equivalents at Beginning of Year                                                         628           67
---------------------------------------------------------------------------------------------------------------------------

Cash and Cash Equivalents at End of Year                                                             $ 111        $ 628
===========================================================================================================================
